ITEM 77C
Submission of Matters to a Vote of Security Holders
At a special meeting of shareholders of Old Mutual Advisor Funds II (the Trust), held on April 19, 2006, shareholders of each of the series funds of the Trust (each a Fund), voting as a single class, elected four trustees of the Trust. In addition, shareholders of the Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Dwight Short Term Fixed Income Fund, Old Mutual Focused Fund, Old Mutual Heitman REIT Fund, Old Mutual Small Cap Fund, Old Mutual Strategic Small Company Fund and Old Mutual TS&W Small Cap Value Fund, voting separately, approved a new investment management agreement and new sub-advisory agreement(s) and shareholders of the Old Mutual Small Cap Fund and Old Mutual Strategic Small Company Fund, voting separately, approved a proposal to permit the investment adviser to manage those Funds as manager of managers Funds. On May 17, 2006, at an adjournment of the April 19, 2006 special meeting, shareholders of the Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Barrow Hanley Value Fund, Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Emerging Growth Fund, Old Mutual Growth Fund, Old Mutual Large Cap Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Mid-Cap Fund, Old Mutual Select Growth Fund and Old Mutual Cash Reserves Fund, voting separately, approved a new investment management agreement and new sub-advisory agreement(s) and shareholders of the Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Growth Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Select Growth Fund and Old Mutual Cash Reserves Fund, voting separately, approved a proposal to permit the investment adviser to manage those Funds as manager of managers Funds. The following is a report on the votes cast:

1.
ELECTION OF TRUSTEES

Candidate

Shares for
Nominees

Shares
Withheld

Total

Percentage
of
Outstanding
Shares For
Nominees

Outstanding
Shares
Withheld
Leigh A.
Wilson

1,624,723,414

81,270,800

1,705,994,214

95.24%

4.76%
John R.
Bartholdson

1,625,210,661

80,783,119

1,705,993,780

95.26%

4.74%
Jettie M.
Edwards

1,625,928,934

80,069,195

1,705,998,129

95.31%

4.69%
Albert A.
Miller

1,624,053,697

81,924,660

1,705,978,357

95.20%

4.80%


2.
PROPOSAL FOR A NEW INVESTMENT MANAGEMENT AGREEMENT FOR ALL FUNDS

Old Mutual
Fund

Number of
Shares For
Proposal

Percentage
of Shares
at Meeting
For
Proposal

Number
of
Shares
Against
Proposal

Percentage
of Shares
at Meeting
Against
Proposal

Number of
Abstained
Shares

Percentage
of Shares
at Meeting
Abstained

Number of
Broker
Non-Vote
Shares

Percentage
of Shares
at Meeting
Broker
Non-Vote
Analytic U.S.
Long/Short

942,277

69.79%

23,555

1.74%

78,411

5.81%

306,003

22.66%
Barrow Hanley
Value

11,806,341

70.04%

202,203

1.20%

750,323

4.45%

4,098,356

24.31%
Cash Reserves

16,576,293

85.82%

824,251

4.27%

1,492,379

7.73%

421,497

2.18%
Columbus
Circle
Technology
and
Communicatio
ns

6,440,662

72.27%

479,187

5.38%

646,483

7.25%

1,345,694

15.10%
Dwight
Intermediate
Fixed Income

547,968

89.72%

41,417

6.78%

0

0.00%

21,341

3.49%
Dwight Short
Term Fixed
Income

11,110,776

80.46%

413,092

2.99%

621,098

4.50%

1,664,807

12.05%
Emerging
Growth

4,457,880

69.52%

223,877

3.49%

358,547

5.59%

1,371,681

21.39%
Focused

378,834

72.86%

7,336

1.41%

32,718

6.29%

101,050

19.43%
Growth

11,817,457

79.76%

646,196

4.36%

1,434,866

9.68%

917,361

6.19%
Heitman REIT

7,529,388

89.78%

52,667

0.63%

237,398

2.83%

566,602

6.76%
Large Cap

2,510,560

72.26%

116,262

3.35%

237,654

6.84%

609,886

17.55%
Large Cap
Growth

1,968,867

71.96%

81,161

2.97%

237,435

8.68%

448,621

16.40%
Large Cap
Growth
Concentrated

3,229,681

71.57%

196,052

4.34%

353,874

7.84%

733,230

16.25%
Mid-Cap

9,332,794

80.39%

227,186

1.96%

684,891

5.90%

1,364,030

11.75%
Select Growth

2,472,123

72.91%

139,101

4.10%

281,758

8.31%

497,547

14.67%
Small Cap

840,270

71.22%

36,935

3.13%

96,001

8.14%

206,553

17.51%
Strategic
Small
Company

1,217,921

78.68%

57,461

3.71%

81,052

5.24%

191,519

12.37%
TS&W Small Cap
Value

1,671,356

90.57%

13,995

0.76%

39,444

2.14%

120,510

6.53%








3.
PROPOSAL FOR NEW SUB-ADVISORY AGREEMENT(S) FOR ALL FUNDS



Number of
Shares For
Proposal

Percentage
of Shares
at Meeting
For
Proposal

Number of
Shares
Against
Proposal

Percentage
of Shares
at Meeting
Against
Proposal

Number of
Abstained
Shares

Percentage
of Shares
at Meeting
Abstained

Number of
Broker
Non-Vote
Shares

Percentage
of Shares
at Meeting
Broker
Non-Vote
a.     Old Mutual Analytic U.S. Long/Short Fund
3i.    Analytic
Investors,
Inc.

918,980

68.06%

44,266

3.28%

80,997

6.00%

306,003

22.66%
b.     Old Mutual Barrow Hanley Value Fund
3h.   Barrow,
Hanley,
Mewhinney &
Strauss

11,766,068

69.80%

234,139

1.39%

758,659

4.50%

4,098,356

24.31%
c.      Old Mutual Cash Reserves Fund
3m. Wellington
Manage-ment
Company, LLP

16,369,053

84.75%

1,016,992

5.27%

1,506,878

7.80%

421,497

2.18%
d.     Old Mutual Columbus Circle Technology and Communications Fund
3g.   Columbus
Circle
Investors

6,371,729

71.50%

530,569

5.95%

664,033

7.45%

1,345,694

15.10%
e.      Old Mutual Dwight Intermediate Fixed Income Fund
3l.    Dwight
Asset
Management
Company

547,968

89.72%

41,417

6.78%

0

0.00%

21,341

3.49%
f.      Old Mutual Dwight Short Term Fixed Income Fund
3l.    Dwight
Asset
Management
Company

11,109,353

80.45%

435,088

3.15%

600,523

4.35%

1,664,807

12.05%
g.     Old Mutual Emerging Growth Fund
3c.   Copper
Rock Capital
Partners, LLC

4,403,242

68.67%

271,681

4.24%

365,379

5.70%

1,371,681

21.39%
h.     Old Mutual Focused Fund
3a.   Liberty
Ridge
Capital, Inc.

379,167

72.93%

7,158

1.38%

32,867

6.32%

101,050

19.43%
i.      Old Mutual Growth Fund
3e.   Turner
Investment
Partners,
Inc.

11,688,061

78.89%

738,807

4.99%

1,471,650

9.93%

917,361

6.19%
3f.   Munder
Capital
Management

11,660,109

78.70%

765,634

5.17%

1,472,774

9.94%

917,361

6.19%
j.      Old Mutual Heitman REIT Fund
3k.   Heitman
Real Estate
Securities,
LLC

7,522,886

89.71%

54,004

0.64%

242,564

2.89%

566,602

6.76%
k.     Old Mutual Large Cap Fund
3a.   Liberty
Ridge
Capital, Inc.

2,491,808

71.72%

133,113

3.83%

239,554

6.89%

609,886

17.55%
l.      Old Mutual Large Cap Growth Fund
3d.   CastleArk
Management,
LLC

1,946,302

71.13%

94,339

3.45%

246,822

9.02%

448,621

16.40%
3e.   Turner
Investment
Partners,
Inc.

1,946,335

71.14%

94,852

3.47%

246,278

9.00%

448,621

16.40%
m.    Old Mutual Large Cap Growth Concentrated Fund
3d.   CastleArk
Management,
LLC

3,169,530

70.23%

248,042

5.50%

362,038

8.02%

733,230

16.25%
3e.   Turner
Investment
Partners,
Inc.

3,148,221

69.76%

257,171

5.70%

374,214

8.29%

733,230

16.25%
n.     Old Mutual Mid-Cap Fund
3a.   Liberty
Ridge
Capital, Inc.

9,294,228

80.06%

251,588

2.17%

699,054

6.02%

1,364,030

11.75%
o.     Old Mutual Select Growth Fund
3d.   CastleArk
Management,
LLC

2,442,615

72.04%

161,756

4.77%

288,611

8.51%

497,547

14.67%
3e.   Turner
Investment
Partners,
Inc.

2,439,341

71.95%

166,770

4.92%

286,873

8.46%

497,547

14.67%
p.     Old Mutual Small Cap Fund
3a.   Liberty
Ridge
Capital, Inc.

835,839

70.85%

41,090

3.48%

96,277

8.16%

206,553

17.51%
3b.   Eagle
Asset
Management,
Inc.

835,324

70.80%

39,439

3.34%

96,463

8.18%

206,553

17.51%
q.     Old Mutual Strategic Small Company Fund
3a.   Liberty
Ridge
Capital, Inc.

1,210,971

78.23%

58,801

3.80%

87,726

5.67%

191,519

12.37%
3b.   Eagle
Asset
Management,
Inc.

1,206,158

77.92%

64,314

4.15%

86,790

5.61%

191,519

12.37%
3c.   Copper
Rock Capital
Partners, LLC

1,206,781

77.96%

63,262

4.09%

87,455

5.65%

191,519

12.37%
r.      Old Mutual TS&W Small Cap Value Fund
3j.    Thompson,
Siegel &
Walmsley,
Inc.

1,673,415

90.69%

11,698

0.63%

39,682

2.15%

120,510

6.53%








4.
PROPOSAL TO PERMIT CERTAIN FUNDS TO BE MANAGED AS MANAGER OF
MANAGERS FUNDS

Old Mutual
Fund

Number of
Shares For
Proposal

Percentage
of Shares
at Meeting
For
Proposal

Number of
Shares
Against
Proposal

Percentage
of Shares
at Meeting
Against
Proposal

Number of
Abstained
Shares

Percentage
of Shares
at Meeting
Abstained

Number of
Broker
Non-Vote
Shares

Percentage
of Shares
at Meeting
Broker
Non-Vote
Cash Reserves

15,624,235

80.89%

1,847,551

9.57%

1,421,137

7.36%

421,497

2.18%
Columbus
Circle
Technology
and
Communicatio
ns

6,105,182

68.50%

758,747

8.51%

702,402

7.88%

1,345,694

15.10%
Growth

11,129,119

75.12%

1,270,211

8.57%

1,499,186

10.12%

917,361

6.19%
Large Cap
Growth

1,879,343

68.69%

170,000

6.21%

238,123

8.70%

448,621

16.40%
Large Cap
Growth
Concentrated

3,048,160

67.54%

359,278

7.96%

372,167

8.25%

733,230

16.25%
Select Growth

2,351,857

69.37%

257,771

7.60%

283,357

8.36%

497,547

14.67%
Small Cap

808,567

68.54%

69,178

5.86%

95,461

8.09%

206,553

17.51%
Strategic
Small
Company

1,193,782

77.12%

79,578

5.14%

83,731

5.41%

191,519

12.37%